Revenue	12 Months Ended
Dec. 31, 2023
Revenue [abstract]
Revenue

Note 4—Revenue

Revenue has been recognized in the consolidated statements of profit or loss with the following amounts:

	2023	2022	2021
	(EUR’000)
Revenue
Sale of commercial products	178,663	35,659	943
Rendering of services	21,659	4,434	751
Sale of clinical supply	319	8,534	3,719
Licenses	66,077	2,547	2,365
Total revenue	266,718	51,174	7,778
Attributable to
Commercial customers	178,663	35,659	943
Collaboration partners and license agreements	88,055	15,515	6,835
Total revenue	266,718	51,174	7,778
Specified by timing of recognition
Recognized over time	21,659	4,434	751
Recognized at a point in time	245,059	46,740	7,027
Total revenue	266,718	51,174	7,778
Specified per geographical location
Europe	869	552	—
North America	191,677	44,156	6,856
Asia	74,172	6,466	922
Total revenue	266,718	51,174	7,778

Commercial Customers

Revenue to commercial customers relates to sale of SKYTROFA® (lonapegsomatropin-tcgd), primarily in the U.S. market, which is sold to specialty pharmacies and specialty distributors. In addition, the Company began shipping products to wholesalers in Germany in the third quarter of 2023. Customer payment terms are typically 30 days from the transaction date.

In both 2023 and 2022, four commercial customers represented more than 10% of sales to commercial customers.

Collaboration Partners and License Agreements

On November 29, 2023, the Company entered into an exclusive license agreement with Teijin Limited (the “Teijin Agreement”) for the further development and commercialization of TransCon hGH, TransCon PTH, and TransCon CNP for endocrinology rare disease (the “Licensed Products”) in Japan. Under the terms of the Teijin Agreement, the Company received an upfront payment of $70 million, with additional development and regulatory milestones of up to $175 million and commercial milestones. In addition, the Company is eligible to receive royalties on net sales of the Licensed Products in Japan, of up to mid-20’s percent.

Further, the Company will provide clinical and commercial supply, and development services for joint activities, which are subject to separate remuneration, and which will be recognized as revenue over time as rendering of services or reimbursement revenue, as applicable.

At December 31, 2023, none of the Licensed Products have received marketing authorization in Japan and no services has been provided by the Company. The Licensed Products are patent protected, where future activities do not affect their existing stand-alone functionalities. Accordingly, all three licenses have been classified as “right-to-use” licenses, with revenue recognized at a point in time, where the licensee is granted access to the IP. For the year ended, December 31, 2023, “Licenses” includes upfront payment of $70 million, which is allocated to the license of the Company’s IP.

Development and regulatory milestones of up to $175 million are recognized as revenue when the milestone criteria specific to the licensed product are met. Royalty and commercial milestone income is recognized as revenue when the subsequent product sales occur.

For the year ended, December 31, 2023, no revenue from royalties or milestones has been recognized under the Teijin Agreement.

Revenue from collaboration partners and license agreements also includes license income, rendering of services and sale of clinical supply under three licenses agreements with VISEN Pharmaceuticals, which were entered into in 2018.